Other Income	12 Months Ended
Dec. 31, 2013
OTHER INCOME [Abstract]
Other Income
5.	OTHER INCOME (EXPENSE), NET

	For the years ended December 31,
	2011	2012	2013
	RMB	RMB	RMB
Government financial incentives	203,671	183,915	159,359
Foreign exchange (loss) / gain	25,852	(3,408)	(25,066)
(Loss)/ gain recognized on foreign currency forward contracts (Note 23)	—	(22,476)	1,929
Bank charges	(10,307)	(18,893)	(5,333)
Donation expenses	(1,092)	(182)	(163)
Others	(8,563)	(10,140)	5,267
Other income, net	209,561	128,816	135,993

Government financial incentives represent cash subsidies received from the government. Cash subsidies which have no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits are recognized as other income when received. Other cash subsidies received from the government, for which the Group has to meet certain obligations, are initially recorded as liabilities and recognized as other income upon fulfilling the obligations.

Bank charges represent fees assessed by third party banks in relation to various short-term borrowings and long-term borrowings drawn from banks by the Group (Note 14, 16) and are expensed at the time they are incurred due to the shorter-term nature of the borrowings (generally one year or less) and the insignificance of the charges to the Group’s results of operations.